                                                                   EXHIBIT 10.1

                          SECOND AMENDMENT AND RELEASE


                  SECOND AMENDMENT AND RELEASE, dated as of May 26, 1998 (this "Amendment"), to the Amended and Restated Credit and Guarantee Agreement, dated as of December 20, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among LEAR CORPORATION, a Delaware corporation (the "U.S. Borrower"), LEAR CORPORATION CANADA LTD., a company organized under the laws of the province of Ontario, Canada (the "Canadian Borrower"), the FOREIGN SUBSIDIARY BORROWERS parties thereto (together with the U.S. Borrower and the Canadian Borrower, the "Borrowers"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), the Managing Agents named therein (the "Managing Agents"), the Co-Agents named therein (the "Co-Agents"), the Lead Managers named therein (the "Lead Managers"), and THE BANK OF NOVA SCOTIA, a Canadian chartered bank (as hereinafter defined, the "Canadian Administrative Agent"), and THE CHASE MANHATTAN BANK, a New York banking corporation (as hereinafter defined, the "General Administrative Agent"), as administrative agents for the Lenders thereunder (collectively, the "Administrative Agents").


                              W I T N E S S E T H :
                              ---------------------


                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, extensions of credit to the Borrowers; and

                  WHEREAS, the Borrowers have requested that certain provisions of the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) be modified in the manner provided for in this Amendment, and the Lenders are willing to agree to such modifications as provided for in this Amendment;

                  NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                  2. Amendments to Credit Agreement. (a) Subsection 13.8 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                  "13.8  [RESERVED]"

                  (b) Subsection 13.10 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                  "13.10  [RESERVED]"

                  (c) Schedule I of the Credit Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof Schedule I attached hereto.

                  3. Releases. The Lenders and the General Administrative Agent hereby (a) release the guarantors under the Subsidiary Guarantee and the Additional Subsidiary Guarantee from all their respective obligations under such Guarantees, (b) release the security interest in all collateral held by the General Administrative Agent under the Pledge Agreements and (c) release the pledgors under the Pledge Agreements from all their respective obligations under the Pledge Agreements. The Lenders hereby authorize and direct the General Administrative Agent to take such actions as it shall deem appropriate to effect such release, including the execution and delivery of such release instruments as it shall deem appropriate. The parties to the Credit Agreement agree that, notwithstanding any provision contained in the Credit Agreement or the other Loan Documents to the contrary, (i) all obligations of the Loan Parties contained in the Credit Agreement and the other Loan Documents with respect to
(A) the Subsidiary Guarantee, (B) the Additional Subsidiary Guarantee and (C) the Pledge Agreements (collectively, the "Released Documents") are hereby released and (ii) all references in the Credit Agreement and the other Loan Documents to the Released Documents shall have no force or effect.

                  4. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") that the following conditions precedent have been satisfied:

                  (a) the General Administrative Agent shall have received counterparts hereof, duly executed and delivered by the Borrowers, the Swing Line Lender and all the Lenders;

                  (b) the General Administrative Agent shall have received, with a copy for each Lender, a certificate of the Secretary or Assistant Secretary of the U.S. Borrower, dated the Amendment Effective Date, as to the incumbency and signature of its officers executing this Amendment, together with satisfactory evidence of the incumbency of such Secretary or Assistant Secretary;

                  (c) the General Administrative Agent shall have received, with a copy for each Lender, a copy of the resolutions in form and substance satisfactory to the General Administrative Agent, of the Board of Directors (or the executive committee thereof) of the U.S. Borrower authorizing the execution, delivery and performance of the U.S. Borrower of this Amendment, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the Amendment Effective Date; and

                  (d) the General Administrative Agent shall have received, with a copy for each Lender, an opinion, dated the Amendment Effective Date, of Winston & Strawn, special counsel to the U.S. Borrower, in form and substance satisfactory to the General Administrative Agent.

                  5. Representations and Warranties. The Borrowers represent and warrant that the representations and warranties made by the Borrowers in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

                  6. Payment of Expenses. The Borrowers agree to pay or reimburse the General Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the General Administrative Agent.

                  7. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement, the Notes and the other Loan Documents are and shall remain in full force and effect.

                  8. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the U.S. Borrower and the General Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                  9. Exiting Lenders. Each Lender which after the Amendment Effective Date no longer holds a Commitment (an "Exiting Lender") is executing this Amendment solely for the purpose of acknowledging that its Commitment will terminate on the Amendment Effective Date upon repayment in full of all amounts owing to it under the Credit Agreement on the Amendment Effective Date. The modifications to the Credit Agreement and the other Loan Documents, effected by this Amendment are being approved by Lenders holding 100% of the Commitments after giving effect to termination of the Commitments of the Lenders on the Amendment Effective Date. On the Amendment Effective Date, the Borrowers shall effect such borrowings and repayments among the Lenders (which need not be pro rata among the Lenders) so that, after giving effect thereto, (a) the respective principal amounts of the Canadian Revolving Credit Loans to the Canadian Borrower held by the Canadian Lenders shall be pro rata according to their respective Canadian Revolving Credit Commitment Percentages, as amended hereby,
(b) the respective principal amounts of Multicurrency Loans to any Borrower held by the Multicurrency Lenders shall be pro rata according to their respective Multicurrency Commitment Percentages, as amended hereby and (c) the Committed Outstandings Percentage of each U.S. Lender will equal (as nearly as possible) its U.S. Revolving Credit Commitment Percentage, as amended hereby. The Borrowers shall remain obligated to pay any amounts due pursuant to subsection
10.11 of Credit Agreement in connection with such prepayments.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                     LEAR CORPORATION


                                     By:___________________________
                                     Title:


                                     LEAR CORPORATION CANADA LTD.


                                     By:___________________________
                                     Title:


                                     LEAR CORPORATION SWEDEN AB


                                     By:___________________________
                                     Title:


                                     LEAR FRANCE SARL


                                     By:___________________________
                                     Title:


                                     LEAR CORPORATION GMBH & CO. KG


                                     By:
                                     Title:________________________


                                     NS BETEILIGUNG GMBH


                                     By:
                                     Title:________________________

                                     THE CHASE MANHATTAN BANK, as General
                                     Administrative Agent, as a Lender and as Swing Line Lender


                                     By:__________________________
                                     Title:


                                     BANCA COMMERCIALE ITALIANA


                                     By:__________________________
                                     Title:


                                     THE BANK OF NOVA SCOTIA


                                     By:__________________________
                                     Title:


                                     CHASE MANHATTAN BANK DELAWARE


                                     By:___________________________
                                     Title:



                                     ABN AMRO BANK N.V. CHICAGO BRANCH


                                     By:___________________________
                                     Title:

                                     By:___________________________
                                     Title:


                                     THE ASAHI BANK, LTD.


                                     By:___________________________
                                     Title:

                                     BANCA NAZIONALE DEL LAVORO S.P.A.
                                     NEW YORK BRANCH


                                     By:___________________________
                                     Title:

                                     By:___________________________
                                     Title:


                                     BANK AUSTRIA AKTIENGESELLSCHAFT


                                     By:___________________________
                                     Title:

                                     By:___________________________
                                     Title:


                                     BANK OF AMERICA NT & SA


                                     By:___________________________
                                     Title:


                                     THE BANK OF NEW YORK


                                     By:___________________________
                                     Title:


                                     THE BANK OF TOKYO-MITSUBISHI
                                     TRUST COMPANY


                                     By:___________________________
                                     Title:




                                     BANKERS TRUST COMPANY


                                     By:___________________________
                                     Title:

                                     BANQUE NATIONALE DE PARIS


                                     By:___________________________
                                     Title:


                                     BANQUE PARIBAS


                                     By:___________________________
                                     Title:

                                     By:___________________________
                                     Title:


                                     CARIPLO CASSA DI RISPARMIO DELLE PROVINCIE
                                     LOMBARDE SPA


                                      By:__________________________
                                      Title:


                                      CREDIT AGRICOLE INDOSUEZ


                                      By:__________________________
                                      Title:

                                      By:__________________________
                                      Title:






                                      CANADIAN IMPERIAL BANK OF COMMERCE


                                      By:__________________________
                                      Title:

                                     CITICORP USA, INC.


                                     By:___________________________
                                     Title:


                                     COMERICA BANK


                                     By:___________________________
                                     Title:


                                     CREDITO ITALIANO S.P.A.


                                     By:___________________________
                                     Title:

                                     By:___________________________
                                     Title:


                                     CREDIT LYONNAIS CHICAGO BRANCH


                                     By:___________________________
                                     Title:


                                     CREDIT SUISSE FIRST BOSTON

                                     By:___________________________
                                     Title:

                                     By:___________________________
                                     Title:

                                     DAI-ICHI KANGYO BANK, LTD.,
                                     CHICAGO BRANCH


                                     By:___________________________
                                     Title:

                                     DEN DANSKE BANK


                                     By:___________________________
                                     Title:


                                     DEUTSCHE BANK AG


                                     By:___________________________
                                     Title:


                                     DG BANK


                                     By:___________________________
                                     Title:


                                     DRESDNER BANK AG NEW YORK AND GRAND CAYMAN
                                     BRANCHES


                                     By:___________________________
                                     Title:

                                     By:___________________________
                                     Title:


                                     FIFTH THIRD BANK


                                     By:___________________________
                                     Title:


                                     FIRST AMERICAN NATIONAL BANK


                                     By:___________________________
                                     Title:

                                     BANKBOSTON N.A.


                                     By:___________________________
                                     Title:


                                     NBD BANK


                                     By:___________________________
                                     Title:


                                     FIRST UNION NATIONAL BANK


                                     By:___________________________
                                     Title:


                                     FLEET NATIONAL BANK


                                     By:___________________________
                                     Title:


                                     THE FUJI BANK, LIMITED


                                     By:___________________________
                                     Title:

                                     GULF INTERNATIONAL BANK B.S.C.


                                     By:___________________________
                                     Title:

                                     By:___________________________
                                     Title:

                                     THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                     By:___________________________
                                     Title:


                                     ISTITUTO BANCARIO SAN PAOLO DI TORINO SPA


                                     By:___________________________
                                     Title:

                                     By:___________________________
                                     Title:


                                     KEYBANK NATIONAL ASSOCIATION


                                     By:___________________________
                                     Title:


                                     KREDIETBANK N.V.


                                     By:___________________________
                                     Title:

                                     By:___________________________
                                     Title:

                                     LEHMAN COMMERCIAL PAPER INC.


                                     By:___________________________
                                     Title:


                                     THE LONG-TERM CREDIT BANK OF JAPAN, LTD.


                                     By:___________________________
                                     Title:


                                     MICHIGAN NATIONAL BANK


                                     By:___________________________
                                     Title:


                                     MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                     By:___________________________
                                     Title:


                                     NATIONAL CITY BANK


                                     By:___________________________
                                     Title:


                                     NATIONSBANK N.A.


                                     By:___________________________
                                     Title:

                                     THE NORTHERN TRUST COMPANY


                                     By:___________________________
                                     Title:


                                     ROYAL BANK OF CANADA


                                     By:___________________________
                                     Title:


                                     THE SAKURA BANK, LTD.


                                     By:___________________________
                                     Title:


                                     THE SANWA BANK, LIMITED,
                                     CHICAGO BRANCH


                                     By:___________________________
                                     Title:


                                     SOCIETE GENERALE


                                     By:___________________________
                                     Title:


                                     THE SUMITOMO BANK, CHICAGO BRANCH


                                     By:___________________________
                                     Title:

                                     SUNTRUST BANK, ATLANTA


                                     By:___________________________
                                     Title:


                                     SVENSKA HANDELSBANKEN


                                     By:___________________________
                                     Title:


                                     THE TORONTO DOMINION BANK (TEXAS), INC.


                                     By:___________________________
                                     Title:


                                     U.S. BANK NATIONAL ASSOCIATION


                                     By:___________________________
                                     Title:


                                     WACHOVIA BANK


                                     By:___________________________
                                     Title:




                                     EXITING BANKS

                                     BANK OF MONTREAL

                                     By:___________________________
                                     Title:

                                     THE MITSUBISHI TRUST AND BANKING
                                     CORPORATION, CHICAGO BRANCH

                                     By:___________________________
                                     Title:

                                     By:___________________________
                                     Title:


                                     THE MITSUI TRUST AND BANKING COMPANY,
                                     LIMITED

                                     By:___________________________
                                     Title:


                                     THE TOKAI BANK, LTD., CHICAGO BRANCH

                                     By:___________________________
                                     Title:


                                     THE TOYO TRUST AND BANKING CO., LTD.

                                     By:___________________________
                                     Title:


                                     COOPERATIVE CENTRALE
                                     RAIFFEISENBOERENLEENBANK B.A., "RABOBANK
                                     NEDERLAND", NEW YORK BRANCH

                                     By:___________________________
                                     Title:


                                     THE SUMITOMO TRUST AND BANKING CO., LTD.,
                                     NEW YORK BRANCH

                                     By:___________________________
                                     Title:

                                                                      SCHEDULE I
                                                                      ----------
                             COMMITMENTS; ADDRESSES




A. U.S. Revolving Credit Commitment and Multicurrency Commitment Amounts (U.S. Dollars)


---------------------------------------------------------- -------------------------------- ---------------------------- -----------

                                                                U.S. Revolving Credit                                  Multicurrency
                       U.S. Lender                                   Commitment                 Counterpart Lender       Commitment
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
ABN AMRO Bank N.V., Chicago
Branch                                                                         $50,000,000                               $35,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
The Asahi Bank, Ltd.                                                           $35,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
Banca Commerciale Italiana                                                     $15,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
Banca Nazionale del Lavoro
S.p.A., New York Branch                                                        $15,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
Bank Austria Aktiengesellschaft                                                $20,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
Bank of America NT & SA                                                        $75,000,000                               $35,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
The Bank of New York                                                           $50,000,000                               $35,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
The Bank of Nova Scotia                                                        $75,000,000  The Bank of Nova Scotia
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
The Bank of Tokyo-Mitsubushi
Ltd., New York Branch                                                          $50,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
Bankers Trust Company                                                          $87,500,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
Banque Nationale de Paris                                                      $50,000,000                               $30,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
Banque Paribas                                                                 $35,000,000                               $15,000,000


                                                                               2

---------------------------------------------------------- -------------------------------- ---------------------------- -----------

                                                                U.S. Revolving Credit                                 Multicurrency
                       U.S. Lender                                   Commitment                 Counterpart Lender       Commitment
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
CARIPLO Cassa di Risparmio delle Provincie Lombarde SPA                        $15,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
Credit Agricole Indosuez                                                       $35,000,000                               $10,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
The Chase Manhattan Bank                                                       $95,000,000                               $85,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
                                                                                            Canadian Imperial Bank of
CIBC, Inc.                                                                     $50,000,000  Commerce
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
Citicorp USA, Inc.                                                             $87,500,000                               $40,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
Comerica Bank                                                                  $60,000,000                               $10,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
Credito Italiano S.p.A.                                                        $15,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
Credit Lyonnais Chicago Branch                                                 $45,000,000                               $10,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
CS First Boston Group, Inc.                                                    $25,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
The Dai-Ichi Kangyo Bank, Ltd.,
Chicago Branch                                                                 $30,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
Den Danske Bank                                                                $25,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
DG Bank                                                                        $25,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
Deutsche Bank AG                                                               $50,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
Dresdner Bank AG New York and Grand Cayman Branches                            $35,000,000                               $35,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
First American National Bank                                                   $15,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
BankBoston N.A.                                                                $35,000,000                               $30,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
NBD Bank                                                                       $50,000,000                               $35,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
Fifth Third Bank                                                               $20,000,000

                                                                               3

---------------------------------------------------------- -------------------------------- ---------------------------- -----------

                                                                U.S. Revolving Credit                                  Multicurrency
                       U.S. Lender                                   Commitment                 Counterpart Lender       Commitment
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
First Union National Bank of
North Carolina                                                                 $50,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
Fleet National Bank                                                            $45,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
The Fuji Bank, Limited                                                         $35,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
Gulf International Bank B.S.C.                                                 $15,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
The Industrial Bank of Japan,
Limited                                                                        $50,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
Istituto Bancario Sao Paolo Di
Torino SpA                                                                     $20,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
KeyBank National Association                                                   $50,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
Kredietbank N.V.                                                               $25,000,000                               $15,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
Lehman Commercial Paper Inc.                                                   $25,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
The Long-Term Credit Bank of Japan,
Ltd.                                                                           $35,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
Michigan National Bank of Detroit                                              $20,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
Morgan Guaranty Trust Company of New York                                      $25,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
National City Bank                                                             $25,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
NationsBank, N.A.                                                              $75,000,000                               $35,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
The Northern Trust Company                                                     $25,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
Royal Bank of Canada                                                           $35,000,000  Royal Bank of Canada
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
The Sakura Bank, Ltd.                                                          $10,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
The Sanwa Bank, Limited,
Chicago Branch                                                                 $50,000,000


                                                                               4

---------------------------------------------------------- -------------------------------- ---------------------------- -----------

                                                                U.S. Revolving Credit                                  Multicurrency
                       U.S. Lender                                   Commitment                 Counterpart Lender       Commitment
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
Societe Generale                                                               $30,000,000                               $10,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
The Sumitomo Bank, Chicago Branch                                              $35,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
Suntrust Bank, Atlanta                                                         $30,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
Svenska Handelsbanken                                                          $20,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
The Toronto-Dominion Bank                                                      $50,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
Wachovia Bank                                                                  $25,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
U.S. Bank National Association                                                 $25,000,000                               $15,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------
TOTAL                                                                       $2,100,000,000                              $500,000,000
---------------------------------------------------------- -------------------------------- ---------------------------- -----------

B.       Canadian Commitment Amounts (U.S. Dollars)

----------------------------------------------- ----------------------------------- --------------------------------
                                                    Canadian Revolving Credit
               Canadian Lender                              Commitment                    Counterpart Lender
----------------------------------------------- ----------------------------------- --------------------------------
The Bank of Nova Scotia                         $20,000,000                         The Bank of Nova Scotia
----------------------------------------------- ----------------------------------- --------------------------------
Canadian Imperial Bank of Commerce              $20,000,000                         CIBC, Inc.
----------------------------------------------- ----------------------------------- --------------------------------
Royal Bank of Canada                            $10,000,000                         Royal Bank of Canada
----------------------------------------------- ----------------------------------- --------------------------------
TOTAL                                           $50,000,000
----------------------------------------------- ----------------------------------- --------------------------------

                                                                               6
C.       ADDRESSES FOR NOTICES

ABN AMRO BANK N.V., CHICAGO BRANCH
135 South LaSalle Street, Suite 625
Chicago, IL  60674
Attn:  David Sagers
Tel:  (312) 904-2854
Fax:  (312) 606-8425

THE ASAHI BANK, LTD.
One World Trade Center, Suite 6011
New York, NY  10048-0476
Attn:  James P. Surless
Tel:  (212) 912-7041
Fax:  (212) 432-1135

BANCA COMMERCIALE ITALIANA (CHICAGO)
150 North Michigan Avenue, Suite 1500
Chicago, IL  60601
Attn:  Mark Mooney
Tel:  (312) 346-1112
Fax:  (312) 346-5769

BANCA NAZIONALE DEL LAVORO S.P.A., NEW YORK BRANCH
25 West 51st Street
New York, NY  10019
Attn:  Giulio Giovine
Tel:  (212) 581-0710
Fax:  (212) 765-2978

BANK AUSTRIA AKTIENGESELLSCHAFT
565 Fifth Avenue, 26th Floor
New York, NY  10017
Attn:  Jeanine B. Long
Tel:  (212) 880-1075
Fax:  (212) 880-1080

BANK OF AMERICA NT & SA
231 South LaSalle Street
Chicago, IL  60693
Attn:  Steve Ahrenholz
Tel:  (312) 828-1291
Fax:  (312) 987-7384

                                                                               7
THE BANK OF NEW YORK
One Wall Street, 22nd Floor
New York, NY  10286
Attn:  William M. Barnum
Tel:  (212) 635-1066
Fax:  (212) 635-6434

BANK OF NOVA SCOTIA
181 West Madison Street, Suite 3700
Chicago, IL  60602
Attn:  Brian Hewett
Tel:  (312) 201-4145
Fax:  (312) 201-4108

THE BANK OF TOKYO-MITSUBUSHI LTD., NEW YORK BRANCH
1251 Avenue of the Americas, 12th Floor
New York, NY  10020-1104
Attn:  Friedrich N. Wilms
Tel:  (212) 782-4341
Fax:  (212) 782-6445

BANKERS TRUST COMPANY
233 South Wacker Drive, Suite 8400
Chicago, IL  60606
Attn:  Tom Cole
Tel:  (312) 993-8051
Fax:  (312) 993-8162

BANQUE NATIONALE DE PARIS
209 South LaSalle Street, 5th Floor
Chicago, IL  60604
Attn:  Christine L. Howatt
Tel:  (312) 977-1383
Fax:  (312) 977-1380

BANQUE PARIBAS
227 West Monroe, Suite 3300
Chicago, IL  60606
Attn:  Nicholas C. Mast
Tel:  (312) 853-6038
Fax:  (312) 853-6020

CARIPLO BANK
10 East 53 St., 36th Floor

                                                                               8
New York, NY 10022
Attn: Anthony Giobbi
Tel: (212) 527-8737
Fax: (212) 527-8777

CREDIT AGRICOLE INDOSUEZ
55 East Monroe Street, Suite 4700
Chicago, IL  60603-5702
Attn:  Richard Drennan
Tel:  (312) 917-7441
Fax:  (312) 372-3724

CIBC INC.
200 West Madison Street, Suite 2300
Chicago, IL  60606
Attn:  Ken Davis
Tel:  (312) 750-8733
Fax:  (312) 750-0927

CIBC INC. (U.S. BORROWINGS)
Atlanta Agency
Two Paces West
Atlanta, GA  30339
Attn:  Ken Auchter
Tel:  (770) 319-4814
Fax:  (770) 319-4950

CANADIAN IMPERIAL BANK OF COMMERCE (CANADIAN BORROWINGS)
COMMERCE COURT WEST - 50TH FLOOR
Toronto, Ontario  M5L 1A2
Attn:  Rick DeGrys
Tel:  (416) 214-8411
Fax:  (416) 980-5855

CITICORP USA, INC.
399 Park Avenue
New York, NY  10043
Attn:  Elizabeth Palermo
Tel:  (212) 559-3533
Fax:  (212) 826-3375

COMERICA BANK
Comerica Tower at Detroit Center
500 Woodward Avenue, MC 3265
Detroit, MI  48226

                                                                               9
Attn:  Michael Shea
Tel:  (313) 222-2977
Fax:  (313) 222-3776

CREDITO ITALIANO S.P.A.
375 Park Avenue
New York, NY  10152
Attn:  Harmon P. Butler
Tel:  (212) 546-9611
Fax:  (212) 546-9675

CREDIT LYONNAIS, CHICAGO BRANCH
227 West Monroe Street, Suite 3800
Chicago, IL  60606
Attn:  Joce Cote
Tel:  (312) 220-7303
Fax:  (312) 641-0527

CREDIT SUISSE BOSTON
11 Madison Avenue
New York, New York  10010-3829
Attn:  Kristin Lepri
Tel:  (212) 325-9058
Fax:  (212) 325-8309

THE CHASE MANHATTAN BANK (DELAWARE)
1201 Market Street
Wilmington, Delawar 19801
Attn: Micheal Handago
Tel: (302) 428-3311
Fax: (302) 428-3390

THE DAI-ICHI KANGYO BANK, LTD., CHICAGO BRANCH
10 South Wacker Drive, 26th Floor
Chicago, IL  60606
Attn:  Michael D. Pleasants
Tel:  (312) 715-6361
Fax:  (312) 876-2011

BANK AG NEW YORK BRANCH
31 West 52nd Street
New York, New York 10019
Attn:  Hans-Josef Thiele
Tel:  (212) 474-8649
Fax:  (212) 474-8212

                                                                              10
DEN DANSKE BANK (NEW YORK)
280 Park Avenue
New York, New York  10017-1216
Attn:  Peter Hargrave
Tel:  (212) 984-8433
Fax:  (212) 370-9239

DG BANK
609 Fifth Avenue
New York, New York  10017-1021
Attn:  Robert Herber
Tel:  (212) 745-1581
Fax:  (212) 745-1556

DRESDNER BANK AG NEW YORK AND GRAND CAYMAN BRANCHES
190 South LaSalle St., Suite 2700
Chicago, IL  60603
Attn:  Jeffrey Mumm
Tel:  (312) 444-1336
Fax:  (312) 444-1305

FIRST AMERICAN NATIONAL BANK
Fourth & Union Street., NA-0310
Nashville, TN  37238
Attn:  Andrew Zimberg
Tel:  (615) 748-1401
Fax:  (615) 748-6072

BANKBOSTON N.A.
100 Federal Street, MS-01-09-05
Boston, MA  02110
Attn:  Christopher M. Holtz
Tel:  (617) 434-7690
Fax:  (617) 434-6685

NBD BANK
611 Woodward Avenue
Detroit, MI  48226
Attn:  Thomas Lakocy
Tel:  (313) 225-2884
Fax:  (313) 225-2290

FIRST UNION NATIONAL BANK OF NORTH CAROLINA

                                                                              11
One First Union Center, DC-5
Charlotte, NC  28288-0745
Attn:  Glenn Edwards
Tel:  (704) 383-3810
Fax:  (704) 314-2802

FLEET NATIONAL BANK
One Federal Street
Boston, MA  02211
Attn:  Robert J. Lord
Tel:  (617) 346-0597
Fax:  (617) 346-0145

THE FUJI BANK, LIMITED
225 West Wacker Drive, Suite 2000
Chicago, IL  60606
Attn:  Takeyuki Kuroki
Tel:  (312) 621-3381
Fax:  (312) 621-0539

GULF INTERNATIONAL BANK B.S.C.
380 Madison Avenue, 21st Floor
New York, NY  10017
Attn:  Abdel-Fattah Tahoun
Tel:  (212) 922-2325
Fax:  (212) 922-2309

THE INDUSTRIAL BANK OF JAPAN, LIMITED
227 West Monroe Street, Suite 2600
Chicago, IL  60606
Attn:  David Geddy
Tel:  (312) 855-8482
Fax:  (312) 855-8200

ISTITUTO BANCARIO SAO PAOLO DI TORINO SPA
245 Park Avenue
New York, NY  10167
Attn:  Luca Sergio
Tel:  (212) 692-3180
Fax:  (212) 599-5303

JP MORGAN (NEW YORK)
50 Wall Street
New York, New York  10260

                                                                              12
Attn: Stephen Worth
Tel:  (212) 648-4114
Fax:  (212) 648-5043

KEYBANK NATIONAL ASSOCIATION
Large Corporate Group
127 Public Square
Cleveland, OH  44114
Attn:  Thomas A. Crandell
Tel:  (216) 689-3589
Fax:  (216) 689-4981

KREDIETBANK N.V.
125 West 55th Street, 10th Floor
New York, NY  10019
Attn:  John E. Thierfelder
Tel:  (212) 541-0727
Fax:  (212) 956-5580

LEHMAN BROTHERS
3 World Financial Center
New York, New York  10285
Attn: Peter Wexler
Tel: (212) 526-3055
Fax: (212) 526-3738

THE LONG TERM CREDIT BANK OF JAPAN, LTD.
190 South LaSalle Street, Suite 800
Chicago, IL  60603
Attn:  Robert Orenstein
Tel:  (312) 704-5478
Fax:  (312) 704-8505

MICHIGAN NATIONAL BANK
27777 Inkster Road
Farmington Hills, MI  48333
Attn:  Christopher Mayone
Tel:  (248) 473-4357
Fax:  (248) 615-5910

The MITSUI TRUST & BANKING COMPANY
1251 Avenue of the Americas
New York, NY
Attn: Maureen Lehocky
Tel: (212) 790-5418
Fax: (212) 768-9044

NATIONSBANK, N.A.

233 South Wacker Drive, Suite 2800
Chicago, IL  60606
Attn:  Wallace W. Harris, Jr.
Tel:  (312) 234-5626
Fax:  (312) 234-5601

NATIONAL CITY BANK (CLEVELAND)
979 Westwood Drive
Birmingham, MI  48009
Attn:  Mary Beth Howe
Tel:  (248) 644-0502
Fax:  (248) 644-0432

NORTHERN TRUST COMPANY (CHICAGO)
50 South LaSalle Street
Chicago, IL  60675
Attn:  Tracy Toulouse
Tel:  (312) 557-1356
Fax:  (312) 630-6082

ROYAL BANK OF CANADA
One North Franklin Street, Suite 700
Chicago, IL  60606
Attn:  Patrick K. Shields
Tel:  (312) 551-1629
Fax:  (312) 551-0805

THE SAKURA BANK, LTD.
277 Park Avenue
New York, NY  10172
Attn:  Patricia L. Walsh
Tel:  (212) 756-6788
Fax:  (212) 756-6781

THE SANWA BANK, LIMITED, CHICAGO BRANCH
10 South Wacker Drive, 31st Floor
Chicago, IL  60606
Attn:  Richard H. Ault
Tel:  (312) 368-3011
Fax:  (312) 346-6677

SOCIETE GENERALE
181 West Madison Street, Suite 3400
Chicago, IL  60602
Attn:  Eric Bellaiche
Tel:  (312) 578-5056
Fax:  (312) 578-5099

                                                                              14
THE SUMITOMO BANK, LIMITED, CHICAGO BRANCH
233 South Wacker Drive, Suite 4800
Chicago, IL  60606-6448
Attn:  James C. Beckett
Tel:  (312) 876-7794
Fax:  (312) 876-6436

and

277 Park Avenue
New York, NY  10172
Attn:  Paul Kane
Tel:  (212) 224-4152
Fax:  (212) 224-4079

SUNTRUST BANK, ATLANTA
25 Park Place
Mailcode 118
Atlanta, GA  30303
Attn: Shelly Browne
Tel: 404-230-5224
Fax: 404-588-8505/658-4905

SUNTRUST BANK ATLANTA
25 Park Place
Mailcode 118
Atlanta, GA  30303
Attn:  Jennifer Harrelson
Tel:  (404) 588-7461
Fax:  (404) 588-8505/658-4905

SVENSKA HANDELSBANKEN (NEW YORK)
153 East 53rd Street, 37th Floor
New York, New York  10022
Attn:  Karl Forsman
Tel: (212) 326-5144
Fax: (212) 326-5151

SVENSKA HANDELSBANKAN (NEW YORK)
153 East 53rd Street
New York, New York  10022
Attn:  David Caceres
Tel:  (212) 326-5171
Fax:  (212) 326-5151

                                                                              15
TD SECURITIES (USA) INC.
70 W. Madison, Suite 5430
Chicago, IL 60602
Attn:  Mario da Ponte
Tel:  (312) 977-2127
Fax:  (312) 782-6332

U.S. BANK NATIONAL ASSOCIATION
601 Second Avenue South
Minneapolis, MN  55402-4302
Attn:  Tom Cherry
Tel:  (612) 973-0555
Fax:  (612) 973-0825

CHEMICAL SECURITIES INC.
270 Park Avenue
New York, New York  10017
Attn:  Rosemary Bradley
Tel:  (212) 270-7853
Fax:  (212) 270-5127

LEAR SEATING CORPORATION
21557 Telegraph Road
Southfield, MI  48034
Attn:  Shari Burgess
Tel:  (248) 746-1580
Fax:  (248) 746-1593

WACHOVIA CORPORATE SERVICES, INC.
191 Peachtree Street, N.E.
Atlanta, GA  30303
Attn:  Katie Trocron
Tel:  (404)
Fax:  (404) 332-6898

FIFTH THIRD BANK
606 Madison Avenue
Toledo, OH  43604
Attn:  Chris Prisby
Tel:  (419) 259-7141
Fax:  (419) 259-7134